GE FUNDS

GE SMALL-CAP EQUITY FUND

Supplement Dated June 26, 2008

to Prospectus Dated January 29, 2008

The Board of Trustees (the “Board”) of the GE Funds (the “Trust”) met on March 12, 2008 and May 5, 2008 to consider and approve various proposals relating to the GE Small-Cap Equity Fund (the “Fund”). The Board, including the Trustees of the Trust that are not “interested persons” of the Trust, as defined under the Investment Company Act of 1940, as amended, approved a number of proposals that generally relate to restructuring the Fund from the current management structure with one sub-adviser into a multi-manager fund with several sub-advisers, including an increase in management fees paid to GE Asset Management primarily to pay for higher sub-advisory fees, and the modernization of various investment policies of the Fund.

A proxy statement seeking shareholder approval of the proposals relating to the foregoing changes to the Fund was filed with the U.S. Securities and Exchange Commission on June 16, 2008, and mailed to shareholders on or about June 20, 2008. Shareholders of record at the close of business on June 12, 2008 are entitled to notice of, and to vote at, a special meeting of shareholders of the Fund that will be held on August 6, 2008.